Exhibit 10.1

May 23, 2019

Nuvera Communications, Inc.

400 Second Street North

P.O. Box 697

New Ulm, Minnesota 56073-0697

Attn: Manager

Fax No.:  507-354-1982

Ballard Spahr LLP

2000 IDS Center

80 South Eighth Street Minneapolis, Minnesota 55402

Attn:  Thomas Lovett, IV

Fax No.:  612-371-3207

Re:       Amendments

Ladies and Gentlemen:

            Reference is made to that certain Second Amended and Restated Master Loan Agreement (as amended, modified, supplemented, extended or restated from time to time, the “MLA”), dated as of July 31, 2018, by and between Nuvera Communications, Inc. (the “Borrower”) and CoBank, ACB (“CoBank”), as supplemented by that certain Fourth Supplement to the Second Amended and Restated Master Loan Agreement, dated as of July 31, 2018, by and between the Borrower and CoBank (as amended, modified, supplemented, extended or restated from time to time, the “Fourth Supplement”), and by that certain Fifth Supplement to the Second Amended and Restated Master Loan Agreement, dated as of July 31, 2018, by and between the Borrower and CoBank (as amended, modified, supplemented, extended or restated from time to time, the “Fifth Supplement”; the MLA, as supplemented by the Fourth Supplement and the Fifth Supplement, the “Loan Agreement”).  Capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement.

Amendments

            Upon the effectiveness of this letter agreement as set forth below, the Loan Agreement is amended as follows:

  Section 8(H)(1) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(H)     Reports and Notices.  Furnish, or cause to be furnished, to CoBank:

(1)         Annual Financial Statements.  As soon as available, but in no event later than 120 days after the end of each fiscal year of the Borrower occurring during the term hereof, annual, audited and consolidated financial statements of the Borrower, the other Loan Parties and their respective Subsidiaries, prepared in accordance with GAAP consistently applied and in a format that demonstrates any accounting or formatting change that may be required by the various jurisdictions in which the business of the Borrower, any Loan Party and any of their respective Subsidiaries is conducted (to the extent not inconsistent with GAAP).  Such financial statements shall: (i) be audited by nationally or regionally recognized, independent certified public accountants selected by the Borrower and reasonably acceptable to CoBank; (ii) be accompanied by a report of such accountants containing an unqualified opinion thereon reasonably acceptable to CoBank; (iii) be prepared in reasonable detail, and in comparative form; and (iv) include a balance sheet, a statement of income, a statement of stockholders’, members’ or partners’ equity, as applicable, a statement of cash flows and all notes and schedules relating thereto.

  Section 9(I) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(I)           Dividends and Other Distributions. Directly or indirectly declare, order, pay, make or set apart any sum for any dividend or any other distribution of assets or retire, redeem, purchase or otherwise acquire for value any capital stock or other ownership interest except for any dividend or any other distribution to any Loan Party and for any retirement, redemption, purchase or other acquisition of the ownership interest of any Loan Party by any Loan Party; provided, however, if no Potential Default or Event of Default then exists or will result in the succeeding 12 months after such distribution or stock repurchase, based in each case upon the budgets delivered to CoBank pursuant to Subsection 8(H)(3) of this Agreement and reasonably acceptable to CoBank, the Borrower may (a) declare or pay lawful distributions in an aggregate amount of up to $2,700,000 in any fiscal year, (b) purchase or acquire its capital stock in an amount of up to $2,000,000 in any fiscal year or in an aggregate amount of up to $4,000,000 and (c) declare or pay lawful distributions or purchase or acquire its capital stock in any amount in any fiscal year if the Borrower’s Total Leverage Ratio for the fiscal quarter in which such distributions, purchase or acquisition is made and each remaining succeeding fiscal quarter of the fiscal year in which such distributions, purchase or acquisition is made on a pro forma basis is less than 2.00:1.00.

General

Except as expressly provided by this letter agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect.  By agreeing to this letter agreement as acknowledged below, each Loan Party hereby certifies and warrants to CoBank that each of its representations and warranties contained in the Loan Agreement and the other Loan Documents to which it is a party are true and correct as of the effective date of this letter agreement, including that no Potential Default or Event of Default exists, with the same effect as though made on such effective date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representations or warranty shall be true and correct as of such specified date).  The amendments provided herein are to be effective only upon receipt by CoBank of an execution counterpart of this letter agreement signed by each of the Loan Parties, and such amendments are conditioned upon the correctness of all representations and warranties made by the Loan Parties herein and as provided to CoBank in connection with the request for such amendments.  The amendments contained herein shall not constitute a course of dealing between any of the Loan Parties and CoBank and shall not constitute a waiver, extension or forbearance of any Potential Default or Event of Default, now or hereafter arising, or an amendment of any provision of the Loan Agreement or the other Loan Documents, other than as expressly provided herein.  Each Loan Party hereby reconfirms its obligation to reimburse CoBank for all reasonable out-of-pocket costs and expenses incurred by CoBank associated with the negotiation, execution, enforcement and administration of this letter agreement and the Loan Agreement, including, without limitation, the reasonable fees and expenses of counsel retained by CoBank, in connection with the negotiation, preparation, execution and delivery of this letter agreement and all other instruments and documents contemplated hereby. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Loan Agreement and may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart signature of this letter agreement by facsimile or by email transmission of a “PDF” or similar copy shall be equally effective as delivery of an original counterpart of this letter agreement.  Any party delivering an executed counterpart signature page to this letter agreement by facsimile or by email transmission shall also deliver an executed counterpart of this letter agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this letter agreement.

Reaffirmation

By its execution hereof, each of the Guarantors hereby consents and agrees to the terms and provisions of this letter agreement and consents and agrees that the Continuing Guaranty, the Pledge and Security Agreement, the Mortgages and any other Loan Document to which such Guarantor is a party remains in full force and effect and continues to be the legal, valid and binding obligation of it, enforceable against it, in accordance with the terms thereof.

Please evidence your acknowledgment of receipt of the foregoing and your agreement by executing this letter agreement in the place indicated below and returning it to CoBank.

                                                                       Sincerely,

COBANK, ACB

By:	/s/ Jacqueline Bove
Name: Jacqueline Bove
Title: Managing Director

Acknowledged and agreed to:

NUVERA COMMUNICATIONS, INC.,

as the Borrower

By:	/s/ Bill Otis
Bill Otis
President and Chief Executive Officer

HUTCHINSON TELEPHONE COMPANY

PEOPLES TELEPHONE COMPANY

WESTERN TELEPHONE COMPANY

HUTCHINSON TELECOMMUNICATIONS, INC.

HUTCHINSON CELLULAR, INC.

SLEEPY EYE TELEPHONE COMPANY

TECH TRENDS, INC.

SCOTT-RICE TELEPHONE CO.,

each as a Guarantor

By:	/s/ Bill Otis
Bill Otis
President and Chief Executive Officer

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